 EXHIBIT 10.5

杨永强、金为民

Yongqiang Yang, Weimin Jin

与

And

上海乐盼商务信息咨询有限公司

Shanghai Lepan Business Information Consulting Co., Ltd.

及

And

深圳市前海乐富电子商务有限公司

Shenzhen Qianhai Lefu E-Commerce Co., Ltd.

之

_____________________________

股权质押协议

Equity Interest Pledge Agreement

_____________________________

2018年9月29日

Date：September 29，2018

股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（以下简称“本协议”）由以下各方于2018年9月29 日在上海签署：

This Equity Interest Pledge Agreement (“this Agreement”) is made and entered into by and among the following parties on September 29, 2018 in Shanghai:

(1)	深圳市前海乐富电子商务有限公司之全体股东（以下简称“甲方”或“出质人”）
(1)	Shareholders in Shenzhen Qianhai Lefu E-Commerce Co., Ltd. (“Party A” or “the Pledger”):

姓名 Name	持股比例 Share proportion	身份证件号码 ID Card No.	住址 Address
杨永强 Yongqiang Yang	55%	310111197105060835	上海市宝山区水上新村1号101室 Room101,No.1,Shuishangxincun, Baoshan District, Shanghai, China
金为民 Weimin Jin	45%	332603197505292574	浙江省台州市黄岩区东城街道上后村45号 No.45,ShanghouVillage, DongchengStreet, Huangyan District, Taizhou City, Zhejiang Province, China

(2)	上海乐盼商务信息咨询有限公司(以下简称“乙方”或“质权人”)
地址：上海市浦东新区祝桥镇川南奉公路5825号1幢301室 法定代表人：杨永强
(2)

Shanghai Lepan Business Information Consulting Co., Ltd. (“Party B” or “the Pledgee”)

Address: No. 301, Building 1, No. 5825, Chuannan Feng Road, Zhuqiao Town, Pudong New District, Shanghai.

Legal Representative: Yongqiang Yang

(3)	深圳市前海乐富电子商务有限公司（以下简称“丙方”或“公司”）
地址：深圳市前海深港合作区前湾一路1号A栋201室（入驻深圳市前海商务秘书有限公司）经营场所：深圳市南山区华润城华润置地e座30楼3006法定代表人：杨永强
(3)

Shenzhen Qianhai Lefu E-Commerce Co., Ltd. (“Party C” or “the Company”)

Address: Room 201, Building A, No.1, Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (into Shenzhen Qianhai Business Secretary Co., Ltd.) Business Location: 3006, 30th Floor, Block E, China Resources Land, China Resources City, Nanshan District, Shenzhen.

Legal Representative: Yongqiang Yang

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（出质人、公司和质权人，以下合称为“各方”，也可单独称为“一方”。）

(The Pledger, the Company and the Pledgee shall be referred to as “the Parties” collectively or a “Party” or “each Party” individually.)

鉴于：

Whereas:

公司为一间根据中国法律成立并有效存续的内资公司，其注册地址为深圳市前海深港合作区前湾一路1号A栋201室（入驻深圳市前海商务秘书有限公司）经营场所：深圳市南山区华润城华润置地e座30楼3006；

The Company is a limited company duly incorporated and validly existing in accordance with Chinese laws with exclusive domestic capital, whose registered address is Room 201, Building A, No.1, Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (into Shenzhen Qianhai Business Secretary Co., Ltd.) Business Location: 3006, 30th Floor, Block E, China Resources Land, China Resources City, Nanshan District, Shenzhen.;

(1)	甲方合计持有公司100％的股权；
(1)	Party A lawfully holds 100% of the equity of the Company;

(2)	乙方为一间依据中国法律成立并有效存续的有限责任公司（外商投资企业法人独资）；
(2)	Party B is a wholly foreign-owned limited company which is duly incorporated and validly existing in accordance with the Chinese laws;

(3)	乙方与丙方于2018年9月29 日签署了《独家商业合作协议》（以下简称“《独家商业合作协议》”），甲方于2018年9月29 日签署了《授权书》（以下简称“《授权书》”），甲方、乙方与丙方于2018年9月29 日签署了《独家购买权协议》（以下简称“《独家购买权协议》”），甲方与乙方于2018年9月29 日签署了《借款合同》（以下简称“《借款合同》”）。甲方同意将其拥有的公司股权质押给乙方，以保证甲方和/或丙方履行《独家购买权协议》、《独家商业合作协议》、《借款合同》以及《授权书》项下的义务。
(3)	The Exclusive Business Cooperation Agreement has been executed by and between Party B and Party C on September 29, 2018. The Letter of Power of Attorney has been executed by Party A on September 29, 2018. The Exclusive Call Option Agreement has been executed among Party A, Party B and Party C on September 29, 2018. The Loan Contract has been executed by and between Party A and Party C on September 29, 2018. Party A hereby agrees to pledge all of the equity he holds in Party C to Party B as security for the performance of obligations by Party A and/or Party C under the Exclusive Business Cooperation Agreement, the Loan Contract and the Letter of Power of Attorney.

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因此，各方经友好协商，就股权质押事宜达成协议如下：

Now, Therefore, upon mutual discussion and negotiation, the Parties hereby agree as follows with regard to the equity pledge:

第一条 定义

1. Definitions

除非本协议上下文另有规定，下述各词在本协议中具有以下含义：

Unless otherwise provided herein, the terms below shall have the following meanings in this Agreement:

1.1	“中国”指中华人民共和国，为本协议之目的，不包含香港特别行政区、澳门特别行政区和台湾地区；

“China”	means the People’s Republic of China, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan;

1.1	“中国法律”指中国现行有效的法律、法规和规范性文件；

“The laws of China”	means laws, legislation and regulations that are currently valid in China;

1.2	“质押股权”系本协议中第2.1条所规定的公司的全部股权；

“Pledged equity”	means all equity of the Company as stipulated in Article 2.1;

1.2	“担保债务”指因出质人和/或公司违约导致的质权人所有直接和间接损失以及可预期利益的损失，以及质权人因要求出质人履行主协议项下义务所产生的所有成本；

“Secured debt”

means to all direct and indirect losses of the Pledgee and loss of the expected profits resulting from the breach of the Pledger and/or the Company, and all the costs created by the Pledgee’s request for the Pledger’s performance of the obligations under the Major Agreements;

1.3	“主协议”包括《独家商业合作协议》、《独家购买权协议》、《借款合同》、《授权书》以及该等协议的补充协议或修订协议（如有）；

“Major Agreements”

means the Exclusive Business Cooperation Agreement, the Exclusive Call Option Agreement, the Loan Contract, the Letter of Power of Attorney and the supplement or amendments version of these agreements (if any);

1.4	“质权”是指在公司和/或出质人未能按期全部履行主协议约定的义务时，质权人享有依法以质押股权折价或以拍卖、变卖质押股权的价款优先受偿的权利, 且该等质权之效力及于质押股权所产生的红利；

“Pledge”

means the Pledgee’s right to preferential compensation by proceeds from discount, conversion, auction or sale of the Equity if the Company and/or the Pledger fails to fulfill all the obligations stipulated in the Major Agreements on time. This pledge encompasses dividends created by pledged equity;

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1.5	“工商局”指中国法律规定的有权办理本协议项下股权质押登记的工商行政管理部门；

“Industrial and Commercial Bureau”	means the administrative department of industry and commerce that is authorized by Chinese laws to conduct the registration procedures of equity pledge;

1.6	“违约”系指本协议第10条定义的事件；

“Breach of Agreement”	means any events set forth in Article 10 of this Agreement;

1.7	“工作日”系指根据中国法律除周六、周日及其他法定公休日之外的日历日。

“Working day”	means a calendar day other than Saturday, Sunday and other statutory public holidays in accordance with Chinese laws.

第二条 股权质押

2. Equity Pledge

2.1	出质人兹同意将其拥有的公司的全部股权按照本协议的约定质押给质权人，作为对担保债务的担保；公司兹同意出质人按照本协议的约定将质押股权出质给质权人；

2.1	The Pledger hereby agrees to pledge all equity of the Company that the Pledger holds to the Pledgee as security for the secured debt in accordance with this Agreement; the Company hereby agrees that the Pledger pledges the pledged equity to the Pledgee in accordance with this Agreement;

2.2	在本协议有效期内，如果出现公司增资的情形，则质押股权自动变更为公司增资后100％的股权；

2.2	The pledged equity shall be automatically changed to 100% of the Company’s equity if the Company’s registered capital is increased during the term of this Agreement;

2.3	质权人对任何形式的质押股权价值减损不承担责任，出质人无权对质权人提出任何形式的追索或提起任何相关诉求，除非该质押股权价值减损是由于质权人的故意行为或与该价值减损具有直接联系的重大疏忽；

2.3	The Pledgee shall not be liable for any form of depreciation of the value of the pledged equity. The Pledger has no right to demand any form of recourse or bring any related claim against the Pledgee, unless the depreciation of the pledged equity is directly caused by the Pledgee’s intentional act or gross negligence;

2.4	若因出质人或公司的行为使质押股权有任何价值减损的可能，足以危害质权人权利的，质权人可以要求出质人或公司立即停止该等行为、提供新的担保、提前拍卖或变卖质押股权；

2.4	If the possibility of the pledged equity being depreciated due to the behavior of the Pledger or the Company is high enough to constitute a danger to the Pledgee’s rights, the Pledgee is entitled to require the Pledger or the Company to stop such behavior immediately, provide a new guarantee, conduct an auction in advance, or sell off the pledged equity;

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2.5	出质人就质押股权而分得股利或分红，该等股利或分红（扣除相关税款后）需全额无偿支付至质权人届时指定的银行账户。
2.5	Any share profits or dividends paid to the Pledger for the pledged equity shall be returned in full to a bank account designated by the Pledgee.

第三条 股权质押登记

3. Equity Pledge registration

3.1	出质人承诺其将促使公司在本协议签署之日起，将本协议项下的股权质押记载于公司股东名册，并将加盖公司印章的股东名册和其在公司的出资证明书交予质权人或其指定的第三方保管。在本协议有效期内，如公司发生经乙方同意的、涉及股东名册和出资证明书的变更事项，乙方应将原股东名册和出资证明书交还给甲方和公司进行变更登记，甲方和公司应在收到股东名册和出资证明后十（10）个工作日内办理完工商登记，并自办理完上述工商登记后二（2）个工作日内将变更后的股东名册和出资证明书交予乙方保管；
3.1	The Pledger promises that he will procure the Company to record the equity pledge under this Agreement on the Shareholder Register and hand the Register affixed with the Company’s seal and the certificate of capital contribution over to the Pledgee or its designated third party. Party B shall return the original Shareholder Register and the certificate of capital contribution to be amended should Party B agree with any changes regarding the Shareholder Register and the certificate of capital contribution during the term of this Agreement. Party A and the Company shall complete the business registration within 10 working days after the receipt of the Register and the certificate and return them to Party B within 2 working days after the completion of business registration;

3.2	各方同意，在工商局接受办理股权质押登记时，甲方和公司应立即就本协议项下的股权质押在工商局办理出质登记。各方确认除非中国法律有强制性规定，否则无论质押股权是否办理质押登记均不影响本协议的效力；
3.2	The Parties agree that if the Industrial and Commercial Bureau permits the equity pledge registration, Party A and the Company shall promptly conduct pledge registration in the Bureau. The Parties confirm that the effectiveness of this Agreement is not affected by the registration unless there are compulsory provisions under the Chinese laws;

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3.3	本协议签订后，质权人可随时要求出质人就本协议以及记载股权质押的股东名册在质权人选择的公证处办理公证。甲方和公司应在乙方发出公证要求的书面通知后，立即配合乙方办理该等公证手续。
3.3	After the execution of this Agreement, the pledgee may at any time request the Pledger to apply for notarization as to this Agreement and the Shareholder Register with record of equity pledge at the notary office selected by the Pledgee. After the issuance of written notice requesting notarization, Party A and the Company shall promptly coordinate with Party B to conduct this procedure.

第四条 担保持续性和非放弃权利

4. Sustainability of Guarantee and non-waiver

本协议项下的股权质押应当构成持续性的保证且应当在主协议项下义务完全履行或担保债务完全履行前保持有效。出质人违反或怠于履行主协议或本协议项下约定的义务，质权人放弃行使主协议及本协议项下的相关权利不影响质权人随后任意时间内根据中国法律、主协议和本协议要求出质人严格遵循主协议和本协议项下的约定，或因出质人随后的违反主协议和/或本协议项下的义务质权人可以行使的任何权利。

The equity pledge under this Agreement shall constitute a sustainable guarantee and shall remain effective before obligations or the secured debt under the major agreements are fully performed. If the Pledgee breaches or idly performs his obligations under the major agreements and this Agreement, the Pledgee’s waiver of related rights under the major agreements and this Agreement do not affect other rights the Pledgee has, and the Pledgee may require the Pledger to strictly abide by the arrangements under the Chinese laws, the major agreements and this Agreement at any time.

第五条 承诺和保证

5. Covenants and Warranties

5.1	各方向其他方作出下述陈述和保证：
5.1	Each party hereby represents and warrants:

(1)	有必要的权利、权力和授权签订本协议，并履行相关义务和责任；
(1)	it has necessary rights, power and authority to execute, deliver and perform this Agreement and to perform related obligations and duties;

(2)	本协议的签订和履行不会违反各方签订的其他协议的条款，也不与其他协议相冲突；
(2)	the execution and performance of this Agreement shall not be in violation of provisions of other agreements executed by each party, and shall also be consistent with other agreements;

(3)	如对任何一方有司法管辖权的监管机构对本协议内容有任何意见或要求，各方将尽力满足有关要求或遵从有关意见，包括但不限于以书面形式同意修订本协议；
(3)	if a supervisory authority with judicial jurisdiction has any opinion or request regarding the content of this Agreement, the Parties shall endeavor to fulfil such requests or comply with relevant opinions, including but not limited to written agreements to amend this Agreement;

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5.2	除已向质权人披露的情况外，出质人向质权人作出下述陈述和保证：
5.2	In addition to the circumstances disclosed to the Pledgee, the Pledger hereby represents and warrants to the Pledgee:

(1)	出质人为公司依法注册登记的股东，并将按照中国法律要求履行其在注册资本中的出资义务；
(1)	The Pledger is a lawfully registered shareholder of the Company and will fulfill their capital contribution obligation in accordance with Chinese laws;

(2)	截至本协议生效日，出质人对本协议项下的质押股权拥有完整的权利，该质押股权的所有权不存在任何争议事项，出质人有权处置该质押股权；
(2)	The Pledger has full rights to the pledged equity under this Agreement including the right to dispose of such equity and there is no dispute over the ownership of the pledged equity as of the effective date of this Agreement;

(3)	本协议项下的质押股权可以被合法地质押或转让，出质人拥有合法权利将该股权质押予质权人；
(3)	The pledged equity under this Agreement may be legally pledged or transferred, and the Pledger has the legal right to pledge the equity to the Pledgee;

(4)	本协议一经出质人签署，便对出质人构成合法、有效、有约束力的义务；
(4)	This agreement constitutes a legal, valid and binding obligation to the Pledger once it has been signed by the Pledger;

(5)	除本协议项下设置的股权质押以及主协议设置的相关权利外，所持股权未设置其他任何质押、担保或权利负担；
(5)	The equity held is free of any pledge, guarantee or other encumbrances except for the equity pledge under this Agreement and other rights created by the major agreements;

(6)	出质人未向任何第三方转让或将转让股权，或就股权转让事宜达成任何口头或书面意向；
(6)	The Pledger has not transferred, or will not transfer the equity, or has not reached any oral or written offers regarding an equity transfer;

(7)	本协议项下的质押属于该质押股权的第一顺位的优先担保权益；
(7)	The pledge under this Agreement belongs to the first-order priority security interest on the pledged equity;

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(8)	除股权质押的工商登记程序外，各方签署本协议以及完成股权质押所需要的任何第三方的同意、许可、弃权、批准或政府机构的批准、许可等均已获得且在本协议有效期内保持完全有效；
(8)	The consent, permission, waiver or approval of any third party or approval, permission of governmental department, etc., required for the execution and completion of this Agreement have been obtained and are fully effective during the term of this Agreement except for the Industrial and Commercial registration procedure for the equity pledge;

(9)	在任何法院或仲裁庭均没有针对出质人、或其财产、或质押股权的未决的或就出质人所知有威胁的诉讼、法律程序或请求，同时在任何政府机构或行政机关亦没有任何针对出质人、或其财产、或质押股权的未决的或就出质人所知有威胁的诉讼、法律程序或请求，将对出质人的经济状况或其履行本协议项下之义务和担保责任的能力有重大的或不利的影响；
(9)	There is no pending or threatening lawsuit, legal proceeding or claim to the Pledger’s knowledge in any court or arbitration tribunal against the Pledger, his property, or the pledged equity. There is also no pending or threatening lawsuit, legal proceeding or claim in any governmental or administrative department which will have a significant or an adverse impact on the Pledger’s economic status or capacity to perform the obligations and secured liability under this Agreement to the Pledger’s knowledge;

(10)	上述陈述和保证在主协议项下的义务履行完毕或担保债务完全清偿前都应当保持真实、准确；
(10)	The above representations and warranties shall remain true and accurate until the obligations under the major agreements are fulfilled or the secured debt is fully discharged;

5.3	出质人向质权人作出下述承诺：
5.3	The Pledger hereby promises to the Pledgee:

(1)	如出质人发生死亡、丧失行为能力、结婚、离婚、破产或发生其他可能影响其行使持有公司股权的情况下，出质人的继承人（包括配偶、子女、父母、兄弟姐妹、祖父母、外祖父母）或当时公司的股东或受让人将被视为本协议的签署一方，继承及承担出质人在本协议下的所有权利与义务；
(1)	If death, incapacity, marriage, divorce, bankruptcy or other circumstances that may affect one’s exercise of his equity occurs to the Pledger, the Pledger’s heir (including spouse, children, parents, sibling, or grandparents) or other shareholders of the Company then or assignees will be deemed as a signatory of this Agreement, who shall inherit and undertake all the rights and obligations of the Pledger under this Agreement;

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(2)	不会向除质权人或其指定方以外出售或以其他方式处置公司之股权或 对其设置产权负担；
(2)	The Pledger shall not sell the equity of the Company to any other party except the Pledgee or its designated person, dispose of the equity in other way or create any encumbrance;

(3)	未经质权人事前书面同意，增加或减少或同意增加或减少作为公司出资人之资本投资；
(3)	The Pledger shall not increase or decrease, or agree to increase or decrease the registered capital as the funder of the Company without the prior written consent of the Pledgee;

(4)	未经质权人事前书面同意，不会并促使公司或其附属公司进行任何可能对(i)公司的资产、业务、员工、责任、权利或营运或(ii)出质人及公司履行主协议所列责任的能力产生实际影响的活动或交易，包括但不限于：
(4)	Without the prior written consent of the Pledgee, the Pledger shall not facilitate the Company or its subsidiary to conduct any action or transaction that will have a material impact on (i) the assets, business, employees, responsibility, rights or operation of the Company, or (ii) the capacity of the Pledger or the Company to perform obligations listed in the major agreements, including but not limited to:

(I)	公司或其附属公司成立任何附属公司或实体，或成立开展其他业务；
(I)	establishing any subsidiary or funds, or develop other businesses;

(II)	于日常业务过程以外期间进行任何活动或改变公司或其附属公司的经营模式；
(II)	Conducting any activities outside the scope of day-to-day operations that would change Party A’s (including its branch offices, subsidiaries or other investment funds) mode of operation;

(III)	公司合并、组织形式改变、解散或清盘或增加或减少注册资本或改变公司的股权结构；
(III)	Merger, change in organisational structure, dissolution or liquidation or adding or subtracting registered capital or change the ownership structure;

(IV)	向任何第三方提供任何借贷、贷款或担保或自任何第三方获得任何借贷及贷款，惟于日常业务过程发生及有关负债金额低于人民币【100,000】元除外；
(IV)	Provide to or obtain a loan, or guarantee from any third party, apart from loans below RMB【100,000】 that arise from day-to-day operations;

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(V)	变更或罢免任何公司或其附属公司之任何董事、监事或高级管理人员之职，增加或减少该等人员的薪酬福利，或改变该等人员的任期及条件；
(V)	replacement or removal of any director, supervisor or senior management personnel in the Company or its subsidiary, the increase or decrease of these persons’ remuneration, or change of these persons’ tenure and terms of employment;

(VI)	向除质权人或其指定方以外任何第三方出售、转让、出租或授权使用或处理公司或其附属公司的任何资产或权利，或自任何第三方购买任何资产或权利，惟于日常业务过程发生及交易金额低于人民币【100,000】元除外；
(VI)	Selling, granting, renting or authorising the use or management of any company asset or rights to a party apart from Party B and any other specified party; or purchasing assets or rights from any third party, apart from transactions below RMB【100,000】 that occur in the process of day-to-day operations；

(VII)	变更、修订或撤销公司或其附属公司之任何许可证；
(VII)	Changing, amending or repealing any license of the Company or its subsidiary;

(VIII)	修订公司或其附属公司之组织章程细则或经营范围；
(VIII)	Changing articles of association, rules or scope of operation of the Company or its subsidiaries;

(IX)	公司或其附属公司于日常业务过程以外期间订立任何合约，惟根据质权人的计划或建议订立者除外；
(IX)	Concluding any contracts outside of the scope of day-to-day operations, apart from those planned or recommended by Party B;

(X)	公司或其附属公司向股东宣布或支付任何花红、股息、其他利益或福利或其他款项；
(X)	Declaring or paying any bonuses, dividends, other benefits or welfare or payments to shareholders;

(XI)	公司或其附属公司进行对任何中国经营实体或其附属公司的日常营运、业务或资产产生或可能产生不利影响之活动；及
(XI)	Conducting activities that would negatively impact the day-to-day operations, businesses or assets of Party B or its subsidiaries; and

(XII)	公司或其附属公司订立对主协议所涉交易产生或可能产生不利影响之任何交易。
(XII)	Entering into transactions that may negatively impact transactions related to the contractual arrangements.

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(5)	不会直接或间接(i)从事、参与、进行、收购或持有与公司竞争或可能产生竞争之任何业务或活动（「竞争业务」），(ii)使用自公司所得信息进行竞争业务，及(iii)自任何竞争业务获得任何利益；
(5)	The Pledger shall not directly or indirectly (i) undertake, participate in, conduct, acquire or possess any business or activity that competes with or may compete with the Company (“competitive business”), (ii) conduct competitive business using the information from the Company, and (iii) deriving any profits from any competitive business;

(6)	应质权人要求，向其提供有关公司经营管理和财务的信息；
(6)	The Pledger shall provide relevant operational management and financial information to it at the Pledgee’s request;

(7)	将可能对公司存续、商业运营、财务状况、商誉构成重大负面影响的情形及时通知质权人，并立即采取所有质权人接受的措施以消除上述负面情形或进行相关有效的补救措施；及
(7)	The Pledger shall promptly notify the Pledgee of circumstances that may have a materially negative impact on the Company’s existence, commercial operation, financial status, and goodwill in a timely manner, and take all measures accepted by the Pledgee to resolve the aforementioned circumstances or provide relevant effective remedies; and

(8)	应将涉及公司的资产、经营管理和收入的任何现存或可能发生的诉讼、仲裁或行政纠纷及时通知质权人，并采取一切积极行为应对该等诉讼、仲裁或行政处罚案件；
(8)	The Pledgee shall be promptly notified of any current or potential litigation, arbitration or administrative dispute involving the Company’s assets, business management and revenue, and all positive actions shall be taken to deal with such litigation, arbitration or administrative penalty cases;

5.4	公司同意就出质人在本协议中所作的所有保证及承诺向质权人承担连带责任。
5.4	The Company agrees to bear joint and several liability to the Pledgee regarding all the guarantees and promises the Pledger has made under this Agreement.

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第六条 出质人的义务

6. The Pledger’s obligations

6.1	在中国法律允许的范围内，应质权人要求，根据《独家购买权协议》向质权人或其指定的第三方无条件地转让其股权，并保证公司的其他股东放弃对该等转让股权的优先购买权；
6.1	To the extent permitted by Chinese laws, the Pledger shall unconditionally transfer the equity to the Pledgee or its designated third party in accordance with the Exclusive Call Option Agreement, and ensure that other shareholders in the Company waive their pre-emptive rights for this transferred equity at the Pledgee’s request;

6.2	应保证公司股东会和董事会通过《独家购买权协议》项下股权或资产转让的决议；
6.2	The Pledger shall guarantee the adoption of the resolution on the transfer of equity or assets at the shareholders’ meeting and board of directors;

6.3	作为公司股东，尽其最大努力促使公司履行本协议第七条规定的义务；
6.3	The Pledger shall do its utmost to facilitate the Company to fulfill its obligations under Article 7 of this Agreement as a shareholder of the Company;

6.4	应在法律允许的范围内，保证公司的运营期限（包括其变更）不短于质权人的运营期限（包括其变更）；
6.4	The Pledger shall ensure that the Company’s duration of operation (including its change) will be no shorter than the Pledgee’s duration of operation (including its change) to the extent permitted by law;

6.5	应严格遵守本协议，并积极履行本协议项下的义务，并不得实施影响本协议的有效性和可执行性的所有行为；
6.5	The Pledger shall strictly abide by this Agreement and actively fulfill his obligation under this Agreement, and shall refrain from behaviors that would affect the validity and enforceability of this Agreement;

6.6	出质人同意，质权人依本协议享有的权利不得被由出质人、出质人继承者或出质人授权的人提起的法律程序所终止或损害。
6.6	The Pledger agrees that the Pledgee’s lawfully guaranteed rights shall not be terminated or damaged by the legal proceedings brought by the Pledger, the heir of the Pledger or an authorized person by the Pledger.

第七条 公司的义务

7. The Company’s Obligations

7.1	公司应当尽全力协助出质人获得履行本协议项下义务以及完成股权质押所需要的所有相关的第三方的同意、许可、放弃、批准或政府机构的批准、许可或登记程序的完成或豁免，并保持持续有效；
7.1	The Company shall do its utmost to assist the Pledger in obtaining and maintaining the validity of consent, permission, waiver and approval from all related third parties, or approval and permission from governmental department, or completion or exemption of registration procedures in order to perform obligations under this Agreement and to complete the equity pledge;

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7.2	在本协议期限内，未事先获得质权人的书面同意，公司将不会协助或允许出质人将质押股权转让；
7.2	The Company shall not assist or allow the Pledger to transfer the pledged equity during the term of this Agreement without prior written consent of the Pledgee;

7.3	依照财务和经营管理优化原则，高效并尽责地经营，尽力实现公司资产的保值和增值；
7.3	The Company shall operate its business efficiently and responsibly in accordance with the principle of financial and business management optimization, in order to preserve or increase the value of the Company’s assets;

7.4	除得到质权人事前同意外，不得向除质权人或其指定方以外任何第三方出售、转让、出租或授权使用或处理公司或其附属公司的任何资产或权利，或自任何第三方购买任何资产或权利，惟于日常业务过程发生及交易金额低于人民币【100,000】元除外;
7.4	Except with the Pledgee’s prior written consent, the Company shall not sell, transfer, lease or authorize the use or disposition of any assets or rights of the Company or its subsidiaries to any third party, or purchase any assets or rights from any third party other than the Pledgee or its designated party. Transactions in the ordinary course of business with amounts less than RMB 【100,000】are not bound by this provision;

7.5	未经质权人事前书面同意，公司不得向任何第三方提供任何借贷、贷款或担保或自任何第三方获得任何借贷及贷款，惟于日常业务过程发生及有关负债金额低于人民币【100,000】元除外；
7.5	The Company shall not provide any third party with any loans or guarantees or obtain any loans from any third party without the Pledgee’s prior written consent. Transactions in the ordinary course of business with amounts less than RMB 【100,000】are not bound by this provision;

7.6	应质权人要求，向其提供有关经营管理和财务信息；
7.6	The Company shall provide relevant management and financial information to the Pledgee at the Pledgee’s request;

7.7	应将涉及公司的资产、经营管理和收入的任何已知或可能发生的诉讼、仲裁或行政处罚及时通知质权人，并采取一切积极行为应对该等诉讼、仲裁或行政处罚案件，以维护公司的合法权益；
7.7	The Pledgee shall be promptly notified of any current or potential litigation, arbitration or administrative penalty involving the Company’s assets, business management and revenue, and all positive actions shall be taken to deal with such litigation, arbitration or administrative penalty cases;

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7.8	严格遵守本协议，并积极履行本协议项下的义务，并不得实施影响本协议的有效性和可执行性的所有行为。
7.8	The Company shall strictly abide by this Agreement and actively fulfill its obligations under this Agreement, and shall not conduct behaviors that affect the validity and enforceability of this Agreement.

第八条 质权解除

8. Release of the pledge

当出质人和公司按期完全履行主协议项下的全部义务时，在质权人无异议的情形下，质权人应当配合出质人解除本协议项下股权的质押，并完成相应的解除股权质押工商登记程序。

The Pledgee shall cooperate with the Pledger on the release of the equity pledge under this Agreement, and fulfill corresponding business registration procedure for release of the pledge when the Pledger and the Company have fully performed all the obligations under major agreements on time and the Pledgee has no objection to the release.

第九条 质权行使

9. Exercise of the pledge

9.1	质权人有权在向出质人发出本协议第10.2条规定的违约通知后的任意时间内行使质权；
9.1	The Pledgee is entitled to exercise the equity pledge at any time after the issuance of a Notice of Default to the Pledger as stipulated by Article 10.2 of this Agreement;

9.2	除非出质人已按期完全履行主协议项下的义务，质权人享有依法以质押股权折价或以拍卖、变卖质押股权的价款优先受偿的权利；
9.2	The Pledgee is entitled to preferential compensation by the conversion, auction or sale of the Equity unless the Pledger has full performed the obligation under major agreements on time;

9.3	质权人行使质权获得的相关收益应按照下列顺序进行分配：

(1)	支付行使质权相关的所有成本及税费；
(2)	偿还向质权人的担保债务；
(3)	支付上述款项后的余额应当返还至出质人或根据中国法律有权获得该款项的其他方，或者由质权人在质权人所在地的公证机关公证下予以提存；

9.3	Relevant compensation obtained by the Pledgee exercising the pledge shall be distributed in the following order:

(1)	pay all the costs and taxes related to the exercise of the pledge;
(2)	repay the secured debt to the Pledgee;
(3)	the balance after payment of the above amounts shall be returned to the Pledger or other party entitled to it in accordance with Chinese laws, or shall be deposited by the Pledgee through notarization of the notary at the place where the Pledgee is located;

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9.4	在本协议期限内，因出质人未能偿还到期债务、触犯法律或国家政策等原因，导致法院或政府部门采取强制措施处置该质押股权的，出质人应：

(1)	在该等事项发生后三（3）日内书面通知质权人；
(2)	尽全力（包括但不限于向法院或政府部门提供其它担保）解除法院或政府部门对质押股权采取的强制措施；

9.4	During the term of this Agreement, if the court or the government has decided to take coercive measures to dispose of the pledged equity due to the Pledger’s failure to repay the debt when it is due or the Pledger’s violation of the law or national policy, the Pledger shall:

(1)	notify the Pledgee in written form within 3 days after the occurrence of such circumstances;
(2)	do its utmost to discharge the coercive measures that the court or government has taken on the pledged equity (including but not limited to providing the court or government with other guarantees);

9.5	出质人应对质权人行使质权给予协助，不得阻碍质权人行使质权。
9.5	The Pledger shall provide assistance in the Pledgee’s exercise of the pledge and refrain from obstructing the Pledgee from exercising the pledge.

第十条 违约

10. Default

10.1	以下行为构成违约：
10.1	The following behaviors constitute Default:

(1)	任何一方违反在本协议中所作出的任何承诺和保证；
(1)	Any party violates any promises and warranties made in this Agreement;

(2)	出质人和/或公司违反主协议项下的承诺和保证；
(2)	The Pledger and/or the Company violates the promises and warranties made under major agreements;

(3)	出质人和/或公司未能按时履行或完全履行本协议项下的义务；
(3)	The Pledger and/or the Company fails to perform on time or fully perform the obligations under this Agreement;

(4)	出质人和/或公司未能按时履行或完全履行各主协议项下的承诺和义务；
(4)	The Pledger and/or the Company fails to perform on time or fully perform the obligations under each of the major agreements;

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(5)	如果出质人与任何第三方的任何借贷、担保、赔偿或其他义务a)因出质人的任何违约行为需要提前履行；或b)出质人不能按期履行，使质权人认为出质人履行本协议项下义务的能力受到影响；
(5)	The ability of the Pledger to perform his obligation under this Agreement has been affected by any loan, security, indemnification, or other obligations between the Pledger and any other third party that (a) requires performance in advance due to any default behavior of the Pledger or (b) cannot be delivered on time by the Pledger;

(6)	公司未能偿还到期债务；
(6)	The Company fails to repay the debt by the deadline;

(7)	出质人拥有的财产发生重大不利变化（依质权人判断）从而对其履行本协议项下的义务产生不利影响；
(7)	A materially adverse change on the property owned by the Pledger, (according to the Pledger’s judgment) that negatively affects his performance of his obligations under this Agreement;

(8)	出质人继承者/代理人无法或拒绝履行本协议规定的义务；
(8)	The heir/ agent of the Pledger is unable or refuses to perform the obligations under this Agreement;

(9)	依中国法律，出质人无法行使质押权利的其他情形;
(9)	Other circumstances that result in the Pledger’s inability to exercise his pledge rights under Chinese laws;

10.2	除非出质人采取经质权人同意的行动对本协议第10.1条规定的违约行为进行补救， 质权人有权在违约发生后的任意时间内向出质人发出书面违约通知（“违约通知”）。
10.2	The Pledgee is entitled to deliver a notice of Default (“Default Notice”) to the Pledger in writing at any time after an event of default as listed in Article 10.1 occurs unless the event has been remedied with the Pledgee’s consent.

第十一条 税费

11. Taxes and Fees

11.1	与本协议订立和履行有关的税收和费用由双方按照中国法律的规定各自承担。
11.1	Any relevant taxes and expenses accrued from the conclusion and performance of this Agreement shall be paid by each Party in accordance with the laws in China.

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第十二条 协议转让

12. Assignment

12.1	除非质权人事先书面同意，出质人和公司不得将本协议项下的权利和义务全部或部分转让予任何第三人；
12.1	The Pledger shall not assign its rights and obligations under this Agreement to any third party without the Pledgee’s prior written consent;

12.2	在中国法律许可的范围内，质权人有权单方决定并提前六(6)天向出质人和公司发出书面通知将本协议及主协议项下的权利和义务全部或部分转让予任何第三方，出质人应经质权人要求签署有关的协议或文件（包括但不限于新的股权质押协议），出质人和公司应立即配合办理各项股权质押的手续。
12.2	To the extent permitted by Chinese laws, the Pledgee is entitled to decide to transfer a part or all of the rights and obligations under this Agreement and the main Agreements to any third party unilaterally after a written notice is issued 6 days in advance. The Pledger shall execute relevant agreements or documents (including but not limited to an updated equity pledge agreement) at the Pledgee’s request. The Pledger and the Company shall assist in conducting procedures for equity pledge.

第十三条 重要法律变更

13. Major Alterations in laws

如果在本协议生效后的任何时间内，质权人认为因任何中国法律的颁布或修改，维持本协议的有效性或按照本协议约定行使质权构成非法或与届时的相关中国法律冲突，出质人和公司应当在质权人的书面指示及合理要求下，立即采取行动和/或签署相关协议或文件以：

The Pledger and the Company shall immediately take actions and/or execute relevant agreements or documents at the written instruction and reasonable request of the Pledgee during the period when this Agreement is in force if the Pledgee’s exercise of the pledge constitutes a violation of or conflict with the law due to a promulgation or an amendment of the law, in order to:

(1)	保持本协议的有效性；
(1)	maintain the effectiveness of this Agreement;

(2)	协助按照本协议约定的方式行使质权；
(2)	assist in the exercise of the pledge as specified in this Agreement;

(3)	保持或实现本协议项下的担保利益。
(3)	preserve or realize the security interest under this Agreement.

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第十四条 协议的生效、变更和解除

14. Validation, modification and termination

14.1	本协议自各方签字盖章之日起生效，有效期至主协议项下的全部义务已全部履行，或主协议终止，或担保债务已全部得到履行之日止。如主协议有效期延长，则本协议有效期自动延长；
14.1	This Agreement shall be effective on the date of signature by both Parties and shall remain valid until all obligations under major agreements have been fulfilled, or major agreements have been terminated, or the secured debt has been fully performed. The term of this Agreement shall be automatically extended if the term of the major agreements is extended;

14.2	本协议的变更，必须经各方共同协商，并签署书面协议后方能生效;
14.2	Any changes to this Agreement shall become effective after mutual negotiations and a written agreement;

14.3	本协议经各方一致同意并签署书面协议方可解除。甲方和丙方无权单方解除本协议，但乙方有权提前三十（30）日向甲方和丙方发出书面通知而解除本协议。
14.3	This Agreement may be terminated by a written agreement. Party A and Party C have no right to unilaterally terminate this Agreement, but Party B is entitled to terminate this Agreement by giving a written notice to Party A and Party C 30 days in advance.

第十五条 保密

15. Confidentiality

15.1	出质人均须对本协议的协商、签署过程、本协议的条款、以及在履行本协议的过程中所知悉质权人的任何信息、文件、数据等全部资料(统称为“保密信息”)予以严格保密。未经质权人的书面同意，出质人不得将保密信息披露给任何第三方，但以下情形除外：
15.1	The Pledger shall maintain confidentiality of the negotiation, execution and terms of this Agreement, and any information, documents, data, etc. that is obtained in the course of performing this Agreement (the “confidential information”). The Pledger shall not disclose such confidential information to any third party without written consent of the Pledgee, except for the information that:

(1)	已为公众所知悉的信息(不包括出质人披露的材料)；
(1)	is or will be in the public domain (other than materials disclosed by the Pledger);

(2)	法律、法规和证券交易规则要求披露的信息，在此情况下，出质人在披露前把相关要求及时书面通知质权人；以及
(2)	is under the obligation to be disclosed pursuant to the applicable laws or regulations or any stock exchange rules. The Pledger shall promptly notify the Pledgee of the relevant requirements in writing; and

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(3)	出质人向其雇员、法律或财务顾问披露的与本协议有关的信息，该等雇员、法律或财务顾问须同样履行本条规定的保密义务；出质人的雇员或法律、财务顾问对保密信息的披露视为出质人对保密信息的披露，并由出质人承担相关的责任;
(3)	The employees, legal counsels or financial advisors of the Pledger shall be bound by the confidential obligations set forth in this Section. Disclosure of any confidential information by the employees, legal counsels and financial advisors of the Pledger shall be deemed as disclosure of such confidential information by the Pledger and the Pledger shall be held liable for breach of this Agreement;

15.2	为免存疑，质权人有权向第三方披露保密信息，且对出质人并不负有任何保密责任;
15.2	For the avoidance of doubt, the Pledgee has the right to disclose confidential information to third parties, and is not bound by any confidentiality obligation to the Pledger;

15.3	如果本协议的修改或终止或被认定无效或无法执行，本条款的有效性和可执行性应不受任何影响或削弱。
15.3	This Section shall survive changes to the termination, voidance and unenforceability of this Agreement.

第十六条 不可抗力

16. Force Majeure

16.1	不可抗力事件指不能预见、不能避免并不能克服的客观情况，包括但不限于地震、洪水、火灾等自然灾害、政府行为、罢工、骚乱等社会异常事件；
16.1	Force Majeure events shall mean unforeseeable, inevitable and unpreventable circumstances, including but not limited to natural disasters such as earthquakes, floods or fires, government actions, strikes, riots, and other social anomalies;

16.2	如果发生不可抗力事件，遭受不可抗力的一方应以最便捷的方式毫无延 误地通知对方，并在不可抗力事件发生后的十五（15）日内向对方提供该事件的详细书面报告及不可抗力事件发生地区公证机关出具的证明文件，并应当采取所有合理措施消除不可抗力的影响及减少不可抗力对对方造成的损失。遭受不可抗力的一方不承担违约责任。在不可抗力事件消失之后，各方均应继续履行本协议项下的义务。
16.2	In case of a Force Majeure event, the Party affected shall notify the other Parties without delay, and shall provide details of such event and documents issued by a notary of the area within 15 days after the occurrence of the event. The Party affected shall adopt all reasonable measures to eliminate the influence of and minimize the loss caused by the Force Majeure event to the other party. The Party affected is not liable for breach of contract. The Parties shall continue to perform their obligations under this Agreement after the Force Majeure event ceases to exist.

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第十七条 法律适用及争议解决

17. Governing law and resolution of disputes

17.1	本协议的生效、解释、履行、执行及争议解决等事项，均适用中国法律；
17.1	The effectiveness, construction, execution, and enforcement of this Agreement and the resolution of disputes shall be governed by Chinese laws;

17.2	凡由本协议引起的或与本协议有关的任何争议应按以下方式解决：
17.2	Disputes arising from or in connection to this Agreement shall be resolved by the following ways:

(1)	本协议项下发生的及与本协议有关的任何争议应由双方协商解决，如争议产生后三十（30）日内双方无法达成一致意见的，在不违反法定管辖原则的前提下，该争议应提交至中国国际贸易仲裁委员并根据届时有效的仲裁规则进行仲裁。仲裁裁决应以书面形式作出，对于双方是终局的、并具有法律约束力;
(1)	In the event of any dispute arising from or in connection with this Agreement shall first be resolved through friendly negotiations. Should the Parties fail to reach an agreement within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, such dispute shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration and arbitrated in accordance with its arbitration rules then effective, subject to the principle of legal jurisdiction. The arbitration award shall be final, in written form and binding on all Parties;

(2)	双方同意仲裁庭或仲裁员有权依照本协议项下条款和适用的中国法律裁决给予任何救济，包括临时性的和永久性的禁令救济（为公司进行业务或为强制转让资产所需）、合同义务的实际履行、针对甲方之股权或土地资产的救济措施和针对甲方的清算令;
(2)	The Parties agree that the arbitration tribunal or the arbitrator shall have the right to grant remedies in accordance with the terms of this Agreement and applicable Chinese laws, including permanent and temporary injunctive relief (to carry out business activities or for a mandatory transfer of assets), specific performance of contractual obligations, remedies concerning the equity or land assets of Party A, and liquidation orders against Party A;

(3)	在适用的中国法律允许的前提下，在等待组成仲裁庭期间或在适当情况下，双方均有权诉诸有管辖权法院寻求临时性禁令救济或其它临时性救济，以支持仲裁的进行。就此，双方达成共识在不违反适用法律的前提下，香港法院、百慕大法院、中国法院和甲方主要资产所在地的法院均应被视为具有管辖权;
(3)	To the extent permitted by Chinese laws, both parties have the right to seek preliminary injunctive relief or other interlocutory remedies in order to facilitate the arbitration when awaiting the formulation of the arbitration tribunal or otherwise under appropriate conditions. The Parties agree that the courts of Hong Kong, Bermuda, China and the court where the principal assets of Party A are located, shall all be deemed to have jurisdiction, under the circumstances that applicable laws are not violated;

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17.3	本协议任何条款赋予双方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使;
17.3	Any rights, powers and remedies given to the parties under any provision of this Agreement shall not preclude a Party from exercising any other rights, powers or remedies that it is entitled to in accordance with applicable laws and other provisions of this Agreement. Moreover, a Party’s exercise of its rights, powers and remedies shall not preclude it from exercising other rights, powers and remedies that it is entitled to;

17.4	一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救(以下称“该方权利”)将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使;
17.4	A Party’s failure to exercise or delay in exercising any right, power and remedy (the “Party’s Rights”) that it is entitled to under this Agreement or applicable laws shall not result in a waiver of such rights, and any single or partial waiver of such rights shall not preclude a Party from exercising such other rights or other rights;

17.5	在争议产生及解决期间，除争议事项外，各方应继续享有本协议项下的其他权利并继续履行本协议项下的义务。
17.5	During the period of dispute and its resolution, the Parties shall continue to exercise other rights under this Agreement and continue to perform their obligations under this Agreement except for the matters in dispute.

第十八条 其他

18. Miscellaneous

18.1	本协议是各方就本协议所涉内容的完整文件，本协议连同本协议的任何附件构成本协议各方的全部意思表示一致。本协议取代了各方在本协议签署日以前任何对本协议项下拟规定事宜所做的意图、表示及理解等口头或书面协议；

18.1	This Agreement is a comprehensive document that constitutes the Parties’ mutual agreement, and it supersedes any prior oral and written agreements such as intentions, representations and understandings regarding transactions contemplated under this Agreement;

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18.2	通知
18.2	Notice

本协议项下的通知、同意、要求或其他通讯应以交快递公司、专人递送或电子邮件方式按以下所示地址和号码发出，除非对方书面通知其变更后的地址和号码。如果交快递公司递送或交专人递送，在送至有关的上述地址时视为已送达；如果经电子邮件发送，则在进入上述电子邮件系统时视为已送达：

All notices, consents, requests or other communications under this Agreement shall be delivered personally or by a commercial courier service or by email in accordance with the addresses listed below. Notice given by personal delivery or by courier service shall be deemed as effective upon the delivery to the address specified; Notices sent by email shall be deemed as effective upon logging into the specified email system.

甲方指定的联系人：

地址：

邮编：

电话：

电子邮箱：

Representative of Party A:

Address:

Zip code:

Phone:

Email address:

乙方联系人：

地址：

邮编：

电话：

电子邮箱：

Representative of Party B:

Address:

Zip code:

Phone:

Email Address:

丙方联系人：

地址：

邮编：

电话：

电子邮箱：

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Representative of Party C:

Address:

Zip code:

Phone:

Email Address:

18.3	本协议正本一式叁份，各方各执壹份，并具有同等法律效力。中文版本与英文版本含义不一致时，以中文版本为准。
18.3	This Agreement is in three copies, each Party having one copy with same legal effect. In case of any discrepancies between the Chinese and the English version, the Chinese version shall prevail.

（以下无正文）

(The remainder is intentionally left blank)

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(各方于协议开端所述日期正式签署并交付本协议)

(The Parties have signed and executed this Agreement as of the date first above written)

甲方：深圳市前海乐富电子商务有限公司之全体股东杨永强、金为民签章

Party A: Shareholders Yongqiang Yang and Weimin Jin in Shenzhen Qianhai Lefu E-Commerce Co., Ltd. (Signature)

/s/ Yong Qiang Yang

杨永强/ Yongqiang Yang

/s/ Wei Min Jin

金为民/ Weimin Jin

乙方：上海乐盼商务信息咨询有限公司（盖章）

Party B: Shanghai Lepan Business Information Consulting Co., Ltd. (Seal)

法定代表人（或授权代表）： /s/ Yong Qiang Yang

Legal Representative (or authorized representative):

丙方：深圳市前海乐富电子商务有限公司（盖章）

Party C: Shenzhen Qianhai Lefu E-Commerce Co., Ltd. (Seal)

法定代表人（或授权代表）： /s/ Yong Qiang Yang

Legal Representative (or authorized representative):

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